Exhibit 99.1
Healthcare Services Group, Inc.
Announces Settlement of Shareholder Derivative Lawsuits

BENSALEM, PA, June 17, 2022 (BUSINESS WIRE) -- Healthcare Services Group, Inc. (NASDAQ:HCSG) (the “Company”) has agreed to settle (the “Settlement”) the shareholder derivative actions entitled McCollum v. Wahl, et al., No. 2:20-cv-03426 (E.D. Pa.) and Batan, et al. v. Wahl, et al., No. 2:21-cv-02810 (E.D. Pa.), which had been pending in the United States District Court for the Eastern District of Pennsylvania (the “Federal Court”), and Reisman, et al. v. Wahl, et al., No. 2021-03255 and Berezin, et al. v. Wahl, et al., No. 2021-03366, which had been pending in the Court of Common Pleas of Bucks County, Pennsylvania against the Company, as a nominal defendant, and certain of the Company’s current and former directors and executive officers. Pursuant to the Settlement, and without any admission of fault or wrongdoing by the defendants, the Company will agree to continue and/or adopt certain corporate governance practices and to pay $1 million for plaintiffs’ counsel fees and expenses, which amount will be paid by the Company’s insurance policy. The Settlement remains subject to court approval. The Federal Court has granted preliminary approval of the proposed Settlement. A copy of the Notice of Proposed Derivative Settlement is included below.

Company Contacts:

Theodore Wahl	Matthew J. McKee
President and Chief Executive Officer	Chief Communications Officer

215-639-4274
investor-relations@hcsgcorp.com

Exhibit 99.1

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF PENNSYLVANIA
IN RE HEALTHCARE SERVICES GROUP, INC. DERIVATIVE LITIGATION	Case No. 2:20-cv-03426-KSM NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

NOTICE TO CURRENT HEALTHCARE SERVICES GROUP, INC. (“HCSG”), STOCKHOLDERS

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, SHAREHOLDERS OF HCSG WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

IF YOU WERE NOT THE BENEFICIAL OWNER OF HCSG COMMON STOCK ON THE RECORD DATE, PLEASE TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

YOU ARE HEREBY NOTIFIED, pursuant to Federal Rule of Civil Procedure 23.1 and an Order of the U.S. District Court for the Eastern District of Pennsylvania (the “Court”), that a proposed settlement agreement (the “Stipulation” or “Settlement”) has been reached among the Settling Parties1 in connection with the consolidated shareholder derivative actions entitled McCollum v. Wahl, et al., No. 2:20-cv-03426 (E.D. Pa.) and Batan, et al. v. Wahl, et al., No. 2:21-cv-02810 (E.D. Pa.), pending before the Court, (collectively the “Federal Actions”). In addition, the Settlement resolves related state court consolidated shareholder derivative actions, Reisman, et al. v. Wahl, et al., No. 2021-03255 (Bucks County Ct. Com.
_________________________
1    All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

Exhibit 99.1
Pl.), and Berezin, et al. v. Wahl, et al., No. 2021-03366 (Bucks County Ct. Com. Pl.), pending before the Court of Common Pleas of Bucks County, Pennsylvania (collectively, the “State Court Actions”). The Settlement further resolves a series of pre-suit Demands made by Plaintiffs. The Federal Actions and the State Court Actions are referred to collectively as the Derivative Actions. The Derivative Actions and the Demands are referred to collectively as the Derivative Matters.
I.SUMMARY

Plaintiffs filed the Derivative Actions on behalf of HCSG to remedy the alleged harm caused to the Company by the Individual Defendants’ alleged breach of fiduciary duties, unjust enrichment, abuse of control, and corporate waste. The proposed Settlement, once effective, would fully, finally, and forever resolve the Derivative Matters on the terms set forth in the Stipulation and summarized in this Notice, including the dismissal of the Derivative Actions with prejudice. HCSG’s Board of Directors (the “Board”) has reviewed the allegations in the Derivative Matters and the Settlement and, in a good faith exercise of its independent business judgment, determined that the Settlement is in the best interests of HCSG and Current HCSG Shareholders.
II.THE SETTLEMENT

This Notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the Stipulation posted on the “Investors” section of Company’s website, https://investor.hcsgcorp.com/home/default.aspx, contact Plaintiffs’ Counsel at the address listed below, or inspect the Stipulation and its exhibits filed with the Clerk of the Court.
As part of the Settlement, HCSG’s Board has agreed to adopt, or to maintain where already implemented, certain corporate governance measures set forth in full at Exhibit A attached to the Settlement. HCSG acknowledges that the Board’s decision to implement these corporate governance measures is substantially due to the institution, prosecution, and settlement of the Derivative Matters.

Exhibit 99.1
HCSG further acknowledges that the corporate governance measures are significant and extensive and confer substantial benefits upon the Company and Current HCSG Shareholders.
III.DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants have denied and continue to deny that they have committed or attempted to commit any violations of law, any breach of fiduciary duty owed to HCSG, or any wrongdoing whatsoever. Without admitting the validity of any of the claims Plaintiffs have asserted in the Derivative Actions, or any liability with respect thereto, the Individual Defendants and HCSG have concluded that it is desirable that the claims be settled on the terms and subject to the conditions set forth herein. Defendants are entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Further, Defendants acknowledge that the Settlement is fair, reasonable, adequate, and in the best interests of HCSG and Current HCSG Shareholders.
Neither this Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to this Stipulation, nor any action taken to carry out this Stipulation, is or may be construed or used as evidence of the validity of any of Plaintiffs’ Released Claims (defined herein), or as an admission by or against Defendants of any fault, wrongdoing, or concession of liability whatsoever.
IV.SETTLEMENT HEARING

On June 8, 2022, the Court entered an amended order preliminarily approving the Settlement contemplated therein, and providing for notice to be posted by a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission, via press release and also, along with the Stipulation, on the “Investors” section of the Company’s website, (the “Amended Preliminary Approval Order”). The Amended Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on July 26, 2022 at 12 p.m. before the Honorable Wendy Beetlestone in Courtroom 10A of the United States District Court for the Eastern District of Pennsylvania, 5614 U.S. Courthouse, 601 Market

Exhibit 99.1
Street, Philadelphia, PA 19106, pursuant to Federal Rule of Civil Procedure 23.1, to among other things: (1) determine whether the proposed Settlement is fair, reasonable, and adequate and in the best interests of the Company and its shareholders; (2) consider any objections to the Settlement submitted in accordance with the Notice; (3) determine whether a Judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing all claims in the Derivative Actions with prejudice and releasing the Released Claims against the Released Parties; (4) determine whether the agreed-to Fee and Expense Award to Plaintiffs’ Counsel of attorneys’ fees and the reimbursement of expenses should be approved as fair, reasonable, and adequate; (5) determine whether the Service Awards for Plaintiffs should be approved as fair and reasonable; and (6) consider any other matters that may properly be brought before the Court in connection with the Settlement.
V.ATTORNEYS' FEES AND EXPENSES

In recognition of the substantial benefits conferred upon HCSG and Current HCSG Shareholders as a result of the settlement of the Derivative Matters, HCSG shall cause to be paid to Plaintiffs’ Counsel, subject to Court approval, the Fee and Expense Award in the total amount of one million dollars ($1,000,000). The Parties mutually agree that this Fee and Expense Award is fair and reasonable in light of the benefits bestowed upon HCSG and Current HCSG Shareholders by the Stipulation. Plaintiffs’ Counsel shall request final approval of the Fee and Expense Award at the Settlement Hearing. To date, Plaintiffs’ Counsel have neither received any payment for their services in conducting the Derivative Actions, nor have they been reimbursed for their out-of-pocket expenses incurred. Plaintiffs’ Counsel believe that the Fee and Expense Award agreed to is within the range of attorneys’ fees approved by courts under similar circumstances in litigation of this type.
VI.THE SERVICE AWARDS

Plaintiffs’ Counsel may apply to the Court for service awards of up to one thousand five hundred dollars ($1,500.00) for each of the Plaintiffs (“Service Awards”), to be paid out of the Fee and Expense Amount upon Court approval. The Court’s decision regarding whether to approve any requested Service

Exhibit 99.1
Award, in whole or in part, shall have no effect on the Settlement. The Settling Defendants shall take no position with respect to the Service Awards. The Settling Defendants shall not be liable for any portion of any Service Award approved by the Court.
VII.THE RIGHT TO OBJECT AND/OR BE HEARD AT THE SETTLEMENT HEARING

Any Current HCSG Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed Fee and Expense Award, may file an objection. To object, a Stockholder must, no later than ten (10) business days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of HCSG common stock through the date of the Settlement Hearing, including the number of shares of HCSG common stock held and the date of purchase; (c) any and all documentation or evidence in support of such objection; and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years. Any HCSG stockholder who does not timely file and serve a written objection complying with the terms of this paragraph shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.
If a Current HCSG Stockholder intends to appear and requests to be heard at the Settlement Hearing, such Stockholder must no later than ten (10) business days prior to the Settlement Hearing and in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below counsel: (2) (a) a written notice of such Stockholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses the Stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing.
Any objector who does not timely file and serve a notice of intention to appear in accordance with this Paragraph shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

Exhibit 99.1
Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.
If a Current HCSG Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

Gina M. Serra
RIGRODSKY LAW, P.A.
825 East Gate Boulevard, Suite 300
Garden City, NY 11530
Telephone: (516) 683-3516
Facsimile: (302) 654-7530
E-mail: gms@rl-legal.com

Jonathan M. Zimmerman (PA Bar No. 322668)
SCOTT+SCOTT ATTORNEYS AT LAW LLP
The Helmsley Building
230 Park Avenue, 17th Floor
New York, NY 10169
Telephone: (212) 223-6444
Facsimile: (212) 223-6334
E-mail: jzimmerman@scott-scott.com

Counsel for Plaintiffs

Robert Hickok
TROUTMAN PEPPER HAMILTON SANDERS LLP
3000 Two Logan Square
Philadelphia, Pennsylvania 19103
Telephone: (215) 981-4583v

Counsel for Defendants

An objector may file an objection on his, her, or its own or through an attorney hired at his, her, or its own expense. If an objector hires an attorney to represent him, her, or it for the purposes of making such objection pursuant to this Paragraph, the attorney must effect service of a notice of appearance on the counsel listed above and file such notice with the Court no later than ten (10) business days before the Settlement Hearing. Any HCSG stockholder who does not timely file and serve a written objection and/or

Exhibit 99.1
appear in this action through the procedures laid out in this Notice shall be deemed to have waived and shall be foreclosed from raising, any objection to the Settlement, including, but not limited to, the fairness, reasonableness, or adequacy of the settlement and the Fee Award as incorporated in the Stipulation, unless otherwise ordered by the Court, but shall otherwise be bound by the Final Order and Judgment to be entered and the releases to be given. Any submissions by the Settling Parties in opposition or response to objections shall be filed with the Court no later than five (5) calendar days before the Settlement Hearing.
VIII.CONDITIONS FOR SETTLEMENT

The settlement is conditioned upon the occurrence of certain events described in the Stipulation, which requires, among other things: (1) entry of the requested Final Order and Judgment by the Court; (2) the entry of an order in the Bucks County Court of Common Pleas dismissing the Derivative Actions filed in state court; (3) expiration of the time to appeal from or alter or amend the Judgment by the Court; and (4) Board approval of the Settlement. If, for any reason, any one of the conditions described in the Stipulation is not met and the entry of the Final Order and Judgment does not occur, the Stipulation might be terminated and, if terminated, will become null and void; and the Parties to the Stipulation will be restored to their respective positions in the Derivative Actions as of the date immediately preceding the Execution Date of the Stipulation.
IX.EXAMINATION OF PAPERS AND INQUIRIES

This Notice contains only a summary of the terms of the Settlement. For a more detailed statement of the matters involved in the Action, reference is made to the Stipulation, which may be inspected at the Clerk of the Court's Office, U.S. District Court for the Eastern District of Pennsylvania, 601 Market Street, Room 2609, Philadelphia, Pennsylvania 19106, during business hours of each business day. The Notice will also be available for viewing on HCSG’s website at https://investor.hcsgcorp.com/home/default.aspx.

Exhibit 99.1
Inquiries regarding the Settlement or the Derivative Action should be addressed in writing to the following:
Gina M. Serra
RIGRODSKY LAW, P.A.
825 East Gate Boulevard, Suite 300
Garden City, NY 11530
Telephone: (516) 683-3516
Facsimile: (302) 654-7530
Email: gms@rl-legal.com

Counsel for Plaintiffs

PLEASE DO NOT TELEPHONE THE COURT OR HCSG REGARDING THIS NOTICE.